UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4103

Seligman High Income Fund Series

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/06

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman

High-Yield Fund

Annual Report

December 31, 2006

Seeking a High Level of Current Income and the Potential for Capital Appreciation by Investing in a Diversified Portfolio of High-Yield Securities

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

To The Shareholders

We are pleased to present your annual shareholder report for Seligman High-Yield Fund. The report contains an interview with your portfolio managers, investment results, a portfolio of investments, and the Fund’s financial statements.

For the year ended December 31, 2006, Seligman High-Yield Fund delivered a total return of 9.7% based on the net asset value of Class A shares. For the same period, the Lipper High Current Yield Funds Average returned 10.1%, the Citigroup US High-Yield Market Index returned 11.8%, and the Lehman Brothers U.S. Corporate High-Yield Index 2% Cap returned 10.8%.

Thank you for your continued support of Seligman High-Yield Fund. We look forward to providing you with the investment experience, insight, and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Trustees,

William C. Morris Chairman	Brian T. Zino President

February 26, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP

Shareholder Service Agent

Seligman Data Corp.

100 Park Avenue

New York, NY 10017

Mail Inquiries To:

P.O. Box 9759

Providence, RI 02940-9759

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Important Telephone Numbers

(800)  221-2450   Shareholder Services

(800)  445-1777   Retirement Plan Services

(212)  682-7600   Outside the United States

(800)  622-4597   24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers

J. Eric Misenheimer, Paul A. Langlois, and Henry P. Rose

Q.	How did Seligman High-Yield Fund perform for the year ended December 31, 2006?

A.	For the year ended December 31, 2006, Seligman High-Yield Fund delivered a total return of 9.7% based on the net asset value of Class A shares. For the same period, the Lipper High Current Yield Funds Average returned 10.1%, the Citigroup US High-Yield Market Index returned 11.8%, and the Lehman Brothers U.S. Corporate High-Yield Index 2% Cap returned 10.8%.

Q.	What market conditions and events materially affected the Fund’s performance during 2006?

A.	The Federal Reserve Board continued its campaign of monetary tightening through the first half of 2006, with the fed funds rate increasing from 4.25% at the start of the year to 5.25% by the end of June. The 10-year US Treasury Bond yield rose and the fixed-income market responded to rising shorter-term rates as yields rose almost uniformly across the curve through the first half of the year. The lower quality, distressed end of the high-yield market outperformed as investors sought higher yields in a tight spread environment while the more interest-rate sensitive high-quality segment suffered as Treasury rates moved higher. Strong investor appetite led to a supply/demand imbalance, forcing investors into the secondary market and keeping spreads to Treasuries tight. Investors lost their appetite for risk in late May–June and riskier issues sold-off as skittishness over economic growth and inflation cooled the market. As underlying rates rose, the Treasury-sensitive, higher-quality portion of the market suffered.

In a sign to investors that it was comfortable with the level of inflation and economic growth, the Fed halted its two-year tightening campaign at the August meeting of the Federal Open Market Committee. Relief from inflation worries, falling energy prices, and the Fed pause led to a rally in Treasuries. High-yield bonds benefited from a renewed appetite for risk and a quest for maximum yield in a low interest rate environment, outperforming investment-grade and government bonds by a wide margin. A rally in CCC-rated issues drove the high-yield market’s fourth quarter gains. Spreads to treasuries for lowest-grade high-yield debt tightened considerably as high-yield spreads to Treasuries approached near record tight levels.

Q.	What investment strategies and techniques materially affected the Fund’s performance during the period?

A.	The three largest contributing areas to the Fund’s performance on both an absolute and relative basis for the year were Airlines, Autos, and Cable. It was a year characterized by risk and investors searching for yield, and we witnessed a tremendous spread rally in

A TEAM APPROACH

Seligman High-Yield Fund is managed by the Seligman High-Yield Team, headed by J. Eric Misenheimer. Mr. Misenheimer is assisted by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Frances Cao, Michael Hunt (trader), Paul Langlois, and Henry Rose.

Interview With Your Portfolio Managers

J. Eric Misenheimer, Paul A. Langlois, and Henry P. Rose

these three industries. The largest spread rally occurred in the riskier CCC-rated sector, which included Airlines and Cable. Within Airlines, the Fund owned both the unsecured debt as well as the equity of Continental Airlines and American Airlines. This strategic play was rewarded as industry fundamentals improved with decreasing oil prices and increasing load factors. Cable benefited from investor appetite for lower quality, asset-rich businesses and leveraged buy-out speculation.

Similar to the prior year, Autos continues to be a significant variable to performance. Anticipating a continued rally in Autos, we began increasing our positions in GM and GMAC during the May-June sell-off. We were rewarded as an improved outlook for GM and increased confidence in a successful conclusion to GMAC’s sale to Cerberus drove the industry’s performance in the second half of the year.

Healthcare Facilities, the bottom performing industry in the benchmark for the year, made the largest negative contribution to the Fund’s performance, due primarily to the leveraged buy-out of HCA. The hospital company was taken private in a deal that layered new senior debt onto HCA’s outstanding debt, which pressured its existing bonds lower.

2006 was a year in which we made many tactical maneuvers. In addition to our strategic increase in the portfolio’s Auto weighting, we judiciously scaled back our energy exposure in anticipation of easing prices. We extended the portfolio’s risk profile in the difficult May-June cycle. Believing that the correction would be short-lived, we increased duration and added credit risk. Performance benefited as investors’ appetite for risk returned following the sell-off and the lower-quality names in the portfolio outperformed higher-quality issues.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman High-Yield Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after date of purchase. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares have no sales charges, and returns are calculated accordingly.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge; Class B shares, without the 5% CDSC and converted to Class A shares; and Class D shares, without the 1% CDSC, with $10,000 investments made in the Citigroup US High-Yield Market Index and the Lehman Brothers U.S. Corporate High-Yield Index 2% Cap for the 10-year period ended December 31, 2006. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A, Class B and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table. The performance of Class C, Class I, and Class R shares will differ from the performance shown for Class A, Class B and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Citigroup US High-Yield Market Index and the Lehman Brothers U.S. Corporate High-Yield Index 2% Cap exclude the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns

For Periods Ended December 31, 2006

		Average Annual
	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	2.72%	4.38%	5.59%	1.41%		n/a		n/a	n/a
Without Sales Charge	7.78	9.74	6.60	1.90		n/a		n/a	n/a
Class B
With CDSC†	2.06	3.62	5.45	n/a		n/a		n/a	n/a
Without CDSC	7.06	8.62	5.74	1.09	†††	n/a		n/a	n/a
Class C
With Sales Charge and CDSC††	5.40	6.63	5.57	n/a		(0.49)%		n/a	n/a
Without Sales Charge and CDSC	7.37	8.60	5.79	n/a		(0.36)		n/a	n/a
Class D
With 1% CDSC	6.37	7.60	n/a	n/a		n/a		n/a	n/a
Without CDSC	7.37	8.60	5.79	1.12		n/a		n/a	n/a
Class I	8.02	10.23	7.03	n/a		n/a		6.68%	n/a
Class R
With 1% CDSC	6.65	8.48	n/a	n/a		n/a		n/a	n/a
Without CDSC	7.65	9.48	n/a	n/a		n/a		n/a	7.72%
Benchmarks**
Citigroup US High-Yield Market Index	8.72	11.83	10.22	6.80		6.27	#	9.90	10.25
Lehman Brothers U.S. Corporate High Yield Index 2% Cap	8.02	10.76	10.20	6.63		6.51	##	9.94	10.26
Lipper High Current Yield Funds Average	7.42	10.08	8.83	5.32		5.13		8.63	9.49

See footnotes on page 6.

Performance Overview

Investment Results

Net Asset Value Per Share				Dividend Per Share and Yield Information
	12/31/06	6/30/06	12/31/05	For Periods Ended December 31, 2006
				Dividendsø	SEC 30-Day Yieldsøø
Class A	$3.39	$3.25	$3.31	$0.2301	5.36%
Class B	3.39	3.26	3.32	0.2066	4.69
Class C	3.40	3.26	3.33	0.2066	4.80
Class D	3.40	3.26	3.33	0.2066	4.85
Class I	3.39	3.25	3.31	0.2456	6.11
Class R	3.39	3.25	3.31	0.2230	5.49

*	Returns for periods of less than one year are not annualized.
**	The Citigroup US High-Yield Market Index (“Citigroup Index”), the Lehman Brothers U.S. Corporate High-Yield Index 2% Cap (“Lehman Index”) and the Lipper High Current Yield Funds Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges, and the Citigroup Index also excludes the effect of fees. The Lipper Average is an average of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt instruments. The Citigroup Index and the Lehman Index each cover the US corporate bond market of high-yield bonds denominated in US dollars, and are included for comparison with Fund performance. The Citigroup Index is not limited in the amount of exposure to a single issuer. Unlike the Citigroup Index, the Lehman Index is constrained from having greater than 2% of the securities of a single issuer. Although the Fund may hold greater than 2% of the securities of a single issuer, the Fund has no current intention of owning greater than 5% of the securities of a single issuer. Investors cannot invest directly in an average or an index.
ø	Represents per share amount paid or declared for the year ended December 31, 2006.
øø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2006, has been computed in accordance with SEC regulations and will vary.
†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
††	The CDSC is 1% if you sell your shares within 18 months of purchase.
†††	Ten-year return of Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.
#	From May 31, 1999.
##	From May 28, 1999.

Portfolio Overview

Largest Industries

December 31, 2006

Largest Portfolio Changes

During Past Six Months

Largest Purchases	Largest Sales
General Motors Acceptance 8%, 11/1/2031	US Steel 10.75%, 8/1/2008**
General Motors 8.375%, 7/15/2033	Neenah Foundry 11%, 9/30/2010**
Williams Companies 6.375%, 10/1/2010*	MGM Mirage 8.5%, 9/15/2010**
Georgia-Pacific 8.875%, 5/15/2031	Universal Hospital Services 10.125%, 11/1/2011**
West 11%, 10/15/2016*	Intrawest 7.5%, 10/15/2013**
Continental Airlines 8.75%, 12/1/2011*	Earle M. Jorgensen 9.75%, 6/1/2012**
FMG Finance 10%, 9/1/2013*	Houghton Mifflin 9.875%, 2/1/2013**
Idearc 8%, 11/15/2016*	Insight Midwest/Insight Capital 10.5%, 11/1/2010**
Jefferson Smurfit 8.25%, 10/1/2012	Crown Cork & Seal 7.375%, 12/15/2026**
Ford Motor 7.45%, 7/16/2031*	BWAY 10%, 10/15/2010**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Portfolio Overview

Top Ten Companies†

December 31, 2006

Security	Value	Percent of Net Assets
General Motors Acceptance	$9,383,918	2.9%
El Paso	7,866,983	2.4
AES	7,564,753	2.3
General Motors	6,882,000	2.1
Charter Communications Holdings	6,506,031	2.0
Qwest	6,452,803	1.9
Edison Mission Energy	5,746,000	1.7
Dynegy Holdings	5,558,000	1.7
Echostar DBS	4,871,750	1.5
Xerox	4,644,062	1.4

The amounts shown for the top ten companies represent the aggregate value of the Fund’s investments in securities issued by the companies or their affiliates.

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Ratings§		Duration*	4.3 years
December 31, 2006		December 31, 2006

	Moody’s
Baa	1.6%
Ba	26.9
B	54.2
Caa	16.3
Nonrated	1.0

†	Excludes short-term holdings.
§	Credit ratings are those issued by Moody’s Investors Services, Inc. Percentages are based on the market values of long-term corporate bond holdings.
*	Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to present time.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2006 and held for the entire six-month period ended December 31, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/06	Annualized Expense Ratio*	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06
Class A	$1,000.00	1.36%	$1,077.80	$7.11	$1,018.36	$6.90
Class B	1,000.00	2.11	1,070.60	11.01	1,014.57	10.71
Class C	1,000.00	2.11	1,073.70	11.01	1,014.58	10.70
Class D	1,000.00	2.11	1,073.70	11.01	1,014.59	10.69
Class I	1,000.00	0.72	1,080.20	3.80	1,021.56	3.69
Class R	1,000.00	1.61	1,076.50	8.40	1,017.11	8.16

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2006 to December 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments

December 31, 2006

	Principal Amount	Value
Corporate Bonds 85.0%

Aerospace 2.4%
DRS Technologies:
6.625%, 2/1/2016	$1,450,000	$1,468,125
7.625%, 2/1/2018	475,000	491,625
K&F Acquisition 7.75%, 11/15/2014	1,550,000	1,604,250
L3 Communications 5.875%, 1/15/2015	1,940,000	1,881,800
Sequa 9%, 8/1/2009	2,250,000	2,418,750
		7,864,550

Airlines 1.3%
AMR 9%, 8/1/2012	2,000,000	2,117,500
Continental Airlines 8.75%, 12/1/2011	2,000,000	2,025,000
		4,142,500

Automobiles 3.1%
Ford Motor 7.45%, 7/16/2031	2,000,000	1,580,000
Ford Motor Credit 8.625%, 11/1/2010	925,000	952,922
General Motors 8.375%, 7/15/2033	7,400,000	6,882,000
Lear 8.75%, 12/1/2016*	500,000	485,625
Westinghouse Air Brake Technologies 6.875%, 7/31/2013	500,000	500,000
		10,400,547

Broadband 0.3%
Level 3 Communications 9.25%, 11/1/2014*	1,000,000	1,025,000

Building Products 0.6%
Ply Gem Industries 9%, 2/15/2012	1,000,000	855,000
Texas Industries 7.25%, 7/15/2013	1,050,000	1,071,000
		1,926,000

Cable 2.9%
Charter Communications Holdings I 11%, 10/1/2015	1,900,000	1,959,375
Charter Communications Holdings II 10.25%, 9/15/2010	4,325,000	4,546,656
CSC Holdings 6.75%, 4/15/2012	1,000,000	980,000
Liberty Media 8.5%, 7/15/2029	1,000,000	1,010,456
Mediacom Broadband 8.5%, 10/15/2015*	1,000,000	1,017,500
		9,513,987

Capital Goods 1.9%
Norcross Safety Products 9.875%, 8/15/2011	3,100,000	3,317,000
Park Ohio Industries 8.375%, 11/15/2014	3,300,000	3,093,750
		6,410,750

See footnotes on page 19.

Portfolio of Investments

December 31, 2006

	Principal Amount	Value
Chemicals 3.9%
Huntsman International:
7.875%, 11/15/2014*	$1,000,000	$1,012,500
7.375%, 1/1/2015*	925,000	922,688
Ineos Group Holdings 8.5%, 2/15/2016*	500,000	480,000
KI Holdings 0% (9.875%†), 11/15/2014	2,700,000	2,173,500
Lyondell Chemical:
8%, 9/15/2014	1,000,000	1,042,500
8.25%, 9/15/2016	800,000	844,000
Momentive Performance 11.5%, 12/1/2016*	1,000,000	985,000
Mosaic 7.625%, 12/1/2016*	950,000	989,187
Nova Chemicals 8.502%, 11/15/2013#	1,000,000	1,005,000
Terra Capital 11.50%, 6/1/2010	3,283,000	3,545,640
		13,000,015

Consumer Products 2.0%
ACCO Brands 7.625%, 8/15/2015	2,400,000	2,370,000
American Achievement Group 12.75%, 10/1/2012	1,038,604	1,111,306
Jostens 0% (10.25%†), 12/1/2013	3,525,000	3,128,437
		6,609,743

Containers 2.3%
AEP Industries 7.875%, 3/15/2013	1,375,000	1,395,625
Ball 6.625%, 3/15/2018	1,450,000	1,446,375
Berry Plastics:
8.875%, 9/15/2014*	800,000	816,000
9.235%, 9/15/2014*#	500,000	508,750
Crown Cork & Seal 8%, 4/15/2023	975,000	955,500
Owens-Brockway Glass Container 8.25%, 5/15/2013	1,900,000	1,973,625
Silgan Holdings 6.75%, 11/15/2013	500,000	492,500
		7,588,375

Diversified Telecommunication 3.3%
Citizens Communications:
9.25%, 5/15/2011	1,185,000	1,316,831
9%, 8/15/2031	1,000,000	1,090,000
Nordic 8.875%, 5/1/2016*	1,500,000	1,612,500
Qwest:
7.5%, 10/1/2014	2,450,000	2,609,250
6.875%, 9/15/2033	500,000	480,000
Qwest Capital Funding:
7.25%, 2/15/2011	1,000,000	1,026,250
7.75%, 2/15/2031	1,000,000	986,258
Qwest Communications International 8.874%, 2/15/2009#	1,000,000	1,017,500
Syniverse Technologies 7.75%, 8/15/2013	950,000	952,375
		11,090,964

See footnotes on page 19.

Portfolio of Investments

December 31, 2006

	Principal Amount	Value
Electric 3.1%
Aquila 14.875%, 7/1/2012	$1,800,000	$2,358,000
CMS Energy 7.5%, 1/15/2009	2,700,000	2,797,875
MSW Energy Holdings 8.5%, 9/1/2010	2,475,000	2,586,375
Sierra Pacific Resources 8.625%, 3/15/2014	609,000	656,903
TXU 5.55%, 11/15/2014	2,000,000	1,908,682
		10,307,835

Energy 3.5%
Atlas Pipeline Partners 8.125%, 12/15/2015	950,000	980,875
Complete Production Services 8%, 12/15/2016*	500,000	515,000
El Paso:
7.875%, 6/15/2012	4,000,000	4,310,000
6.95%, 6/1/2028	3,150,000	3,150,000
Opti Canada 8.25%, 12/15/2014*	250,000	258,125
Williams Companies 6.375%, 10/1/2010*	2,500,000	2,528,125
		11,742,125

Environmental 0.9%
Allied Waste North America 8.5%, 12/1/2008	2,400,000	2,535,000
Browning-Ferris Industries 7.4%, 9/15/2035	500,000	470,000
		3,005,000

Finance 3.7%
E*TRADE Financial 7.375%, 9/15/2013	1,425,000	1,489,125
General Motors Acceptance 8%, 11/1/2031	8,150,000	9,383,918
SGS International 12%, 12/15/2013	950,000	992,750
Ventas Realty 6.75%, 6/1/2010	500,000	517,500
		12,383,293

Food Products 1.7%
Dean Foods 7%, 6/1/2016	1,000,000	1,015,000
Del Monte 6.75%, 2/15/2015	675,000	671,625
Reddy Ice Holdings 0% (10.5%†), 11/1/2012	3,800,000	3,439,000
Smithfield Foods 7%, 8/1/2011	500,000	507,500
		5,633,125

Food and Staples Retailing 0.8%
Delhaize America 8.125%, 4/15/2011	1,940,000	2,102,487
Stater Brothers Holdings 8.125%, 6/15/2012	500,000	510,000
		2,612,487

See footnotes on page 19.

Portfolio of Investments

December 31, 2006

	Principal Amount	Value
Gaming 1.9%
Inn Of The Mountain Gods 12%, 11/15/2010	$1,175,000	$1,274,875
Mandalay Resort Group 9.375%, 2/15/2010	2,750,000	2,956,250
San Pasqual Casino 8%, 9/15/2013*	950,000	980,875
Station Casinos 6.875%, 3/1/2016	1,350,000	1,218,375
		6,430,375

Healthcare Facilities and Supplies 5.1%
Coventry Health Care 8.125%, 2/15/2012	3,850,000	4,013,625
DaVita 7.25%, 3/15/2015	1,500,000	1,537,500
Fresenius Medical Care Capital Trust 7.875%, 6/15/2011	1,940,000	2,041,850
HCA:
9.125%, 11/15/2014*	500,000	535,625
6.5%, 2/15/2016	1,900,000	1,610,250
9.25%, 11/15/2016*	500,000	536,875
7.5%, 11/6/2033	1,900,000	1,558,000
HealthSouth:
11.354%, 6/15/2014*#	1,000,000	1,070,000
10.75%, 6/15/2016*	2,000,000	2,162,500
Omega Healthcare Investors 7%, 1/15/2016	1,950,000	1,964,625
		17,030,850

Home Builders 0.9%
K. Hovnanian Enterprises 6.5%, 1/15/2014	500,000	487,500
KB Home:
7.75%, 2/1/2010	500,000	511,250
6.25%, 6/15/2015	500,000	469,571
Standard Pacific 9.25%, 4/15/2012	500,000	513,750
WCI Communities 9.125%, 5/1/2012	1,000,000	957,500
		2,939,571

Household Products 0.6%
Central Garden and Pet 9.125%, 2/1/2013	1,825,000	1,907,125

Leisure 1.5%
AMC Entertainment 9.875%, 2/1/2012	475,000	501,125
HRP Myrtle Beach Operations 10.12%, 4/1/2012*#	1,000,000	1,005,000
Town Sports International 9.625%, 4/15/2011	2,293,000	2,433,446
Universal City Florida Holding 10.121%, 5/1/2010#	1,000,000	1,037,500
		4,977,071

Lodging 2.1%
Felcor Lodging 8.5%, 6/1/2011#	2,625,000	2,808,750
Hilton Hotels 7.625%, 12/1/2012	1,940,000	2,066,100
Host Marriott 6.75%, 6/1/2016	1,925,000	1,937,031
		6,811,881

See footnotes on page 19.

Portfolio of Investments

December 31, 2006

	Principal Amount	Value

Metals and Mining 4.4%
Aleris International 10%, 12/15/2016*	$1,000,000	$1,007,500
FMG Finance 10%, 9/1/2013*	2,000,000	2,065,000
Gerdau Ameristeel 10.375%, 7/15/2011	1,750,000	1,885,625
Massey Energy 6.875%, 12/15/2013	500,000	472,500
Novelis 7.25%, 2/15/2015*	2,200,000	2,139,500
Peabody Energy 6.875%, 3/15/2013	500,000	515,000
PNA Group 10.75%, 9/1/2016*	1,000,000	1,038,750
Ryerson Tull 8.25%, 12/15/2011	2,000,000	1,995,000
UCAR Finance 10.25%, 2/15/2012	3,475,000	3,679,156
		14,798,031

Multiline Retail 0.2%
Stripes Acquisition 10.625%, 12/15/2013*	670,000	730,300

Oil, Gas and Consumable Fuels 1.2%
Chesapeake Energy:
7.625%, 7/15/2013	2,000,000	2,117,500
6.5%, 8/15/2017	925,000	908,813
Petrohawk Energy 9.125%, 7/15/2013	1,000,000	1,055,000
		4,081,313

Paper and Forest Products 3.3%
Abitibi-Consolidated:
8.86%, 6/15/2011#	2,000,000	1,910,000
8.375%, 4/1/2015	500,000	435,000
Bowater 6.5%, 6/15/2013	1,250,000	1,146,875
Domtar 7.875%,10/15/2011	950,000	990,375
Georgia-Pacific 8.875%, 5/15/2031	3,000,000	3,187,500
Jefferson Smurfit 8.25%, 10/1/2012	2,400,000	2,352,000
Verso Paper Holdings 11.375%, 8/1/2016*	1,000,000	1,055,000
		11,076,750

Publishing 2.4%
Dex Media 0% (9%†), 11/15/2013	3,225,000	2,894,438
Idearc 8%, 11/15/2016*	2,000,000	2,040,000
R.H. Donnelley 8.875%, 1/15/2016	2,975,000	3,138,625
		8,073,063

Satellite 2.1%
Echostar DBS:
7%, 10/1/2013	2,000,000	2,007,500
7.125%, 2/1/2016	2,850,000	2,864,250
Sirius Satellite Radio 9.625%, 8/1/2013	1,500,000	1,483,125
XM Satellite Radio 9.871%, 5/1/2013#	800,000	782,000
		7,136,875

See footnotes on page 19.

Portfolio of Investments

December 31, 2006

	Principal Amount	Value

Services 3.5%
Ashtead 9%, 8/15/2016*	$1,000,000	$1,075,000
Hertz 8.875%, 1/1/2014*	1,900,000	1,999,750
Mobile Mini 9.50%, 7/1/2013	812,000	870,870
Rental Service 9.5%, 12/1/2014*	1,000,000	1,037,500
Service Corporation 7%, 6/15/2017	3,450,000	3,510,375
West 11%, 10/15/2016*	2,000,000	2,030,000
Williams Scotsman 8.5%, 10/1/2015	950,000	996,312
		11,519,807

Stores 1.2%
Asbury Automotive Group 9%, 6/15/2012	1,775,000	1,863,750
Michaels Stores 11.375%, 11/1/2016*	1,000,000	1,047,500
Neiman Marcus 9%, 10/15/2015	950,000	1,041,438
		3,952,688

Technology 5.6%
Freescale Semiconductor:
8.875%, 12/15/2014*	1,450,000	1,451,812
10.125%, 12/15/2016*	950,000	955,938
IKON Office Solutions 7.75%, 9/15/2015	2,850,000	2,999,625
Nortel Networks:
9.624%, 7/15/2011*#	1,000,000	1,058,750
10.75%, 7/15/2016*	1,000,000	1,098,750
Serena Software 10.375%, 3/15/2016	950,000	1,012,938
STATS ChipPac 7.5%, 7/19/2010	2,700,000	2,733,750
SunGard Data Systems 9.125%, 8/15/2013	1,500,000	1,582,500
Viasystems 10.5%, 1/15/2011	1,175,000	1,183,813
Xerox:
9.75%, 1/15/2009	2,625,000	2,848,125
6.4%, 3/15/2016	1,750,000	1,795,937
		18,721,938

Textile, Apparel and Shoes 0.6%
Quiksilver 6.875%, 4/15/2015	2,125,000	2,098,437

Tobacco 0.6%
Reynolds American 7.625%, 6/1/2016	2,000,000	2,129,068

See footnotes on page 19.

Portfolio of Investments

December 31, 2006

	Principal Amount or Shares		Value

Utilities 7.8%
AES 9.375%, 9/15/2010	$6,400,000		$6,984,000
Allegheny Energy Supply 7.8%, 3/15/2011	2,000,000		2,155,000
Dynegy Holdings:
8.375%, 5/1/2016	3,325,000		3,507,875
8.75%, 2/15/2012	1,925,000		2,050,125
Edison Mission Energy 7.73%, 6/15/2009	5,525,000		5,746,000
NRG Energy 7.375%, 2/1/2016	1,900,000		1,914,250
Reliant Energy 9.5%, 7/15/2013	3,525,000		3,798,188
			26,155,438

Wireless Telecommunication Services 2.3%
Dobson Communications 9.624%, 10/15/2012#	1,000,000		1,025,000
MetroPCS Wireless 9.25%, 11/1/2014*	1,000,000		1,050,000
Rogers Wireless 7.25%, 12/15/2012	1,940,000		2,066,100
Rural Cellular 9.75%, 1/15/2010	3,325,000		3,433,063
			7,574,163

Total Corporate Bonds (Cost $275,237,749)			283,401,040
Common Stocks 9.1%

Aerospace 0.4%
BE Aerospace**	35,950	shs.	923,196
Hexcel**	25,420		442,562
			1,365,758

Airlines 0.5%
AMR**	27,150		820,744
Continental Airlines**	20,000		825,000
			1,645,744

Automobiles 0.3%
Honda Motor (ADR)	12,365		488,912
Toyota Motor (ADR)	3,260		437,851
			926,763

Communications Equipment 0.2%
Corning**	32,190		602,275

Computers and Peripherals 0.5%
Apple Computer**	8,550		725,382
Seagate Technology**	33,005		874,633
			1,600,015

See footnotes on page 19.

Portfolio of Investments

December 31, 2006

	Shares	Value

Containers and Packaging 0.6%
Ball	11,400	$497,040
Crown Holdings**	24,285	508,042
Owens-Illinois**	17,800	328,410
Silgan Holdings	11,700	513,864
Smurfit-Stone Container**	28,100	296,736
		2,144,092

Diversified Telecommunication 0.2%
Citizens Communications	25,530	366,866
Qwest Communications**	39,850	333,545
		700,411

Electronic Equipment and Instruments 0.0%
Flextronics International**	11,700	134,316

Energy 0.2%
El Paso	26,635	406,983
Hanover Compressor**	13,485	254,732
		661,715

Finance 0.3%
E*TRADE Financial**	44,010	986,704

Food Products 0.2%
Pilgrim’s Pride	22,750	669,532

Health Care Providers and Services 0.2%
DaVita**	7,000	398,160
Genesis Healthcare**	7,000	330,610
		728,770

Hotels, Restaurants and Leisure 0.5%
Boyd Gaming	11,704	530,308
Domino’s Pizza	24,500	686,000
Isle of Capri Casinos**	9,710	258,092
Pinnacle Entertainment**	6,025	199,669
		1,674,069

Household Durables 0.2%
D.R. Horton	6,400	169,536
Lennar	3,200	167,872
Standard Pacific	6,300	168,777
Toll Brothers**	6,800	219,164
		725,349

See footnotes on page 19.

Portfolio of Investments

December 31, 2006

	Shares	Value

Index Derivatives 2.2%
iShares Russell 2000 Index Fund	46,985	$3,667,179
SPDR Trust (Series 1)	26,225	3,715,820
		7,382,999

Machinery 0.0%
Actuant (Class A)	2,519	120,030

Metals and Mining 0.5%
Alcan	10,702	521,615
Century Aluminum**	6,700	299,155
Companhia Vale do Rio Doce “CVRD” (ADR)	12,120	360,449
Freeport-McMoRan Copper & Gold (Class B)	7,372	410,842
Reliance Steel and Aluminum	1,500	59,070
		1,651,131

Oil, Gas and Consumable Fuels 0.6%
Chesapeake Energy	20,375	591,894
Overseas Shipholding Group	5,280	297,264
Peabody Energy	9,300	375,813
Valero Energy	7,300	373,468
Williams Companies	14,000	365,680
		2,004,119

Paper and Forest Products 0.1%
Domtar**	36,190	305,444

Road and Rail 0.2%
Burlington Northern Santa Fe	9,310	687,171

Semiconductors and Semiconductor Equipment 0.1%
Applied Materials	9,500	175,275

Services 0.2%
Corrections Corporation of America**	6,142	277,803
Mobile Mini**	12,750	343,485
		621,288

Tobacco 0.1%
Reynolds American	6,430	420,972

Trading Companies and Distributors 0.1%
Williams Scotsman International**	17,875	350,708

See footnotes on page 19.

Portfolio of Investments

December 31, 2006

	Shares or Principal Amount		Value
Utilities 0.6%
AES**	26,350	shs.	$580,753
Allegheny Energy**	8,175		375,314
Reliant Energy**	26,000		369,460
Sierra Pacific Resources**	24,000		403,920
TECO Energy	20,300		349,769
			2,079,216

Wireless Telecommunication Services 0.1%
Dobson Communications**	8,490		73,948
Rural Cellular (Class A)**	8,395		110,310
			184,258

Total Common Stocks (Cost $29,078,154)			30,548,124

Short-Term Investments 3.2%

Equity-Linked Note 0.3%
Morgan Stanley 8.08%, 5/1/2007*††	$999,994		1,044,014

Time Deposit 2.9%
BNP Paribas, Grand Cayman, 5.15%, 1/3/2007	9,646,000		9,646,000

Total Short-Term Investments (Cost $10,645,994)			10,690,014

Total Investments (Cost $314,961,897) 97.3%			324,639,178

Other Assets Less Liabilities 2.7%			8,907,460

Net Assets 100.0%			$333,546,638

*	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
**	Non-income producing security.
#	Floating rate security, the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at December 31, 2006.
†	Deferred-interest debentures accrue no interest for a stipulated number of years, after which they pay the indicated coupon rate.
††	This note is exchangeable at maturity for the value of the common stock of Yahoo! (Internet Software and Services).
The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the note.

ADR – American Depositary Receipts.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value:
Corporate bonds (cost $275,237,749)	$283,401,040
Common stocks (cost $29,078,154)	30,548,124
Short-term holdings (cost $10,645,994)	10,690,014
Total investments (cost $314,961,897)	324,639,178
Cash (includes restricted cash of $4,000)	4,534,528
Dividends and interest receivable	5,925,331
Receivable for shares of Beneficial Interest sold	3,490,302
Receivable for securities sold	3,331,949
Expenses prepaid to shareholder service agent	35,002
Other	18,864
Total Assets:	341,975,154

Liabilities:
Payable for shares of Beneficial Interest repurchased	6,400,629
Payable for securities purchased	826,449
Dividends payable	750,670
Management fee payable	187,311
Distribution and service (12b-1) fees payable	165,873
Accrued expenses and other	97,584
Total Liabilities	8,428,516
Net Assets	$333,546,638

Composition of Net Assets:
Shares of Beneficial Interest, at par (unlimited shares authorized; $0.001 par value; 98,366,802 shares outstanding):
Class A	$54,041
Class B	16,709
Class C	7,868
Class D	17,285
Class I	2,031
Class R	433
Additional paid-in capital	1,772,813,460
Dividends in excess of net investment income (Note 6)	(204,231)
Accumulated net realized loss (Note 6)	(1,448,838,239)
Net unrealized appreciation of investments	9,677,281
Net Assets	$333,546,638

Net Asset Value Per Share:
Class A ($183,042,185 ÷ 54,040,616)	$3.39
Class B ($56,664,038 ÷ 16,708,464)	$3.39
Class C ($26,741,820 ÷ 7,867,939)	$3.40
Class D ($58,751,908 ÷ 17,285,410)	$3.40
Class I ($6,879,061 ÷ 2,031,362)	$3.39
Class R ($1,467,626 ÷ 433,011)	$3.39

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Interest	$27,894,338
Dividends	332,908
Other income	1,054,823
Total Investment Income	29,282,069

Expenses:
Management fee	2,443,687
Distribution and service (12b-1) fees	2,302,977
Shareholder account services	1,239,384
Registration	116,915
Custody and related services	106,924
Auditing and legal fees	84,552
Shareholder reports and communications	61,281
Trustees’ fees and expenses	14,129
Miscellaneous	37,648
Total Expenses	6,407,497
Net Investment Income	22,874,572

Net Realized And Unrealized Gain on Investments:
Net realized gain on investments	5,367,908
Net change in unrealized appreciation of investments	3,831,562
Net Gain on Investments	9,199,470
Increase in Net Assets from Operations	$32,074,042

See Notes to Financial Statements.

Statements of Changes In Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment income	$22,874,572	$33,464,369
Net realized gain on investments	5,367,908	9,647,552
Net change in unrealized appreciation of investments	3,831,562	(37,514,981)
Increase in Net Assets from Operations	32,074,042	5,596,940

Distributions To Shareholders:
Dividends from net investment income:
Class A	(11,689,382)	(14,248,891)
Class B	(5,115,297)	(10,757,724)
Class C	(1,770,851)	(2,534,363)
Class D	(3,700,331)	(5,379,057)
Class I	(531,659)	(497,488)
Class R	(67,052)	(46,846)
Total	(22,874,572)	(33,464,369)
Dividends in excess of net investment income:
Class A	(1,006,930)	(779,599)
Class B	(440,635)	(588,587)
Class C	(152,543)	(138,662)
Class D	(318,748)	(294,304)
Class I	(45,797)	(27,219)
Class R	(5,776)	(2,563)
Total	(1,970,429)	(1,830,934)
Decrease in Net Assets from Distributions	(24,845,001)	(35,295,303)

Transactions in Shares of Beneficial Interest:
Net proceeds from sales of shares	19,127,082	25,576,955
Investment of dividends	13,270,708	18,426,740
Exchanged from associated funds	9,205,665	22,483,216
Total	41,603,455	66,486,911
Cost of shares repurchased	(123,031,462)	(184,941,660)
Exchanged into associated funds	(13,397,308)	(37,117,937)
Total	(136,428,770)	(222,059,597)
Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(94,825,315)	(155,572,686)
Decrease in Net Assets	(87,596,274)	(185,271,049)

Net Assets:
Beginning of year	421,142,912	606,413,961
End of Year (including undistributed (dividends in excess of) net investment income of $(223,827) and $84,989, respectively)	$333,546,638	$421,142,912

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman High-Yield Fund (the “Fund”) is a series of Seligman High Income Fund Series (the “Series”). The Fund offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but in the event of a plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Fixed income securities not listed on an exchange or security market are valued by independent pricing services based on bid prices, which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are

Notes to Financial Statements

otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund amortizes discount and premium on portfolio securities for financial reporting purposes.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2006, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates.

g.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

h.	Equity-Linked Notes — The Fund may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Index Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Index Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Series who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets and 0.55% per annum of the Fund’s average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets.

For the year ended December 31, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $9,144 from sales of Class A and Class C shares. Commissions of $47,729 and $5,819 were also paid to dealers for sales of Class A and Class C shares, respectively.

Notes to Financial Statements

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2006, fees incurred under the Plan aggregated $456,192 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares, amounted to $887,935, $308,973, $644,414, and $5,463, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2006, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $20,471.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A , Class C, Class D and Class R shares. For the year ended December 31, 2006, such charges amounted to $8,806. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $1,239,384 for shareholder account services in accordance with a methodology approved by the Fund’s trustees. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2006, the Series’ potential obligation under the Guaranties is $112,300. As of December 31, 2006, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on

Notes to Financial Statements

the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $24,507 was paid to the participating trustee in January 2006. As of December 31, 2006, no trustees were participating in the deferred compensation arrangement.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2006, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2006, amounted to $422,516,488 and $497,864,556, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2006, the cost of investments for federal income tax purposes was $315,759,769. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $94,168 and the amortization of premium for financial reporting purposes of $703,704.

At December 31, 2006, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$10,657,237
Gross unrealized depreciation of portfolio securities	(1,777,828)
Net unrealized appreciation of portfolio securities	8,879,409
Undistributed ordinary income	479,878
Capital loss carryforwards	(1,448,746,474)
Total accumulated losses	$(1,439,387,187)

At December 31, 2006, the Fund had net capital loss carryforwards for federal income tax purposes of $1,448,746,474, which are available for offset against future taxable net capital gains, with $78,635,967 expiring in 2007, $255,659,981 expiring in 2008, $668,622,539 expiring in 2009, $444,283,739 expiring in 2010, and $1,544,248 expiring in 2012. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There can be no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire.

From November 1, 2005 through December 31, 2005, the Fund incurred $3,104,451 of net realized capital losses. These losses were deferred for federal income tax purposes and deemed as incurred in the fiscal year ended December 31, 2006. During the year ended December 31, 2006, the Fund utilized $413,676 of prior years’ capital loss carryforwards.

Notes to Financial Statements

For the years ended December 31, 2006 and 2005, all of the distributions to shareholders were from ordinary income.

7.	Transactions in Shares of Beneficial Interest — The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Year Ended December 31,
	2006		2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,908,239	$9,662,478	5,153,980	$17,463,985
Investment of dividends	1,960,526	6,488,284	2,287,576	7,765,791
Exchanged from associated funds	1,285,834	4,238,336	4,420,651	14,857,283
Converted from Class B*	11,062,126	36,659,286	11,037,080	37,511,622
Total	17,216,725	57,048,384	22,899,287	77,598,681
Cost of shares repurchased	(16,984,499)	(56,221,784)	(22,939,945)	(77,879,047)
Exchanged into associated funds	(2,422,750)	(7,992,346)	(7,239,469)	(24,670,382)
Total	(19,407,249)	(64,214,130)	(30,179,414)	(102,549,429)
Decrease	(2,190,524)	$(7,165,746)	(7,280,127)	$(24,950,748)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	269,156	$891,124	376,852	$1,285,893
Investment of dividends	750,904	2,487,189	1,520,848	5,180,643
Exchanged from associated funds	586,193	1,929,107	1,167,107	3,997,570
Total	1,606,253	5,307,420	3,064,807	10,464,106
Cost of shares repurchased	(9,757,814)	(32,399,540)	(17,840,995)	(60,865,088)
Exchanged into associated funds	(878,870)	(2,927,765)	(2,351,869)	(8,045,185)
Converted to Class A*	(11,026,267)	(36,600,603)	(11,000,238)	(37,450,772)
Total	(21,662,951)	(71,927,908)	(31,193,102)	(106,361,045)
Decrease	(20,056,698)	$(66,620,488)	(28,128,295)	$ (95,896,939)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	649,658	$2,157,609	594,687	$2,039,878
Investment of dividends	320,982	1,065,596	433,332	1,477,242
Exchanged from associated funds	193,389	637,996	612,817	2,072,364
Total	1,164,029	3,861,201	1,640,836	5,589,484
Cost of shares repurchased	(3,157,046)	(10,519,029)	(4,403,553)	(14,998,995)
Exchanged into associated funds	(313,103)	(1,040,730)	(694,254)	(2,356,021)
Total	(3,470,149)	(11,559,759)	(5,097,807)	(17,355,016)
Decrease	(2,306,120)	$(7,698,558)	(3,456,971)	$(11,765,532)

See footnote on page 28.

Notes to Financial Statements

	Year Ended December 31,
	2006		2005
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,166,374	$3,874,379	854,043	$2,918,070
Investment of dividends	781,158	2,593,432	1,007,293	3,432,128
Exchanged from associated funds	726,552	2,398,442	450,756	1,555,980
Total	2,674,084	8,866,253	2,312,092	7,906,178
Cost of shares repurchased	(6,294,756)	(20,937,851)	(8,797,255)	(30,007,302)
Exchanged into associated funds	(432,391)	(1,434,587)	(604,234)	(2,046,254)
Total	(6,727,147)	(22,372,438)	(9,401,489)	(32,053,556)
Decrease	(4,053,063)	$(13,506,185)	(7,089,397)	$(24,147,378)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	485,525	$1,611,054	378,823	$1,280,944
Investment of dividends	170,905	565,105	153,917	521,617
Total	656,430	2,176,159	532,740	1,802,561
Cost of shares repurchased	(827,485)	(2,758,631)	(182,310)	(622,301)
Increase (decrease)	(171,055)	$(582,472)	350,430	$1,180,260
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	262,814	$871,755	155,523	$527,335
Investment of dividends	21,468	71,102	14,545	49,319
Exchanged from associated funds	534	1,784	5	19
Total	284,816	944,641	—	—
Cost of shares repurchased	(59,083)	(194,627)	(167,444)	(568,927)
Exchanged into associated funds	(571)	(1,880)	(27)	(95)
Total	(59,654)	(196,507)	(167,471)	(569,022)
Increase	225,162	$748,134	2,602	$7,651

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman High-Yield Fund).

Notes to Financial Statements

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Notes to Financial Statements

9.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Fund will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Year Ended December 31,
	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$3.31	$3.51	$3.55		$3.16	$3.69
Income (Loss) from Investment Operations:
Net investment income	0.21	0.24	0.27		0.26	0.28
Net realized and unrealized gain (loss) on investments	0.10	(0.19)	(0.04)		0.40	(0.47)
Total from Investment Operations	0.31	0.05	0.23		0.66	(0.19)
Less Distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.27)		(0.26)	(0.28)
Dividends in excess of net investment income	(0.02)	(0.01)	—	ø	(0.01)	—
Return of capital	—	—	—		—	(0.06)
Total Distributions	(0.23)	(0.25)	(0.27)		(0.27)	(0.34)
Net Asset Value, End of Year	$3.39	$3.31	$3.51		$3.55	$3.16

Total Return	9.74%	1.57%	7.03%		21.84%	(5.35)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$183,042	$186,311	$222,827		$248,869	$254,191
Ratio of expenses to average net assets	1.34%	1.36%	1.28%		1.30%	1.31%
Ratio of net investment income to average net assets	6.42%	7.05%	7.78%		7.88%	8.53%
Portfolio turnover rate	99.04%	79.90%	53.38%		141.00%	117.82%

See footnotes on page 35.

Financial Highlights

Class B
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$3.32	$3.52	$3.55	$3.17	$3.70
Income (Loss) from Investment Operations:
Net investment income	0.19	0.21	0.24	0.24	0.26
Net realized and unrealized gain (loss) on investments	0.09	(0.18)	(0.02)	0.39	(0.48)
Total from Investment Operations	0.28	0.03	0.22	0.63	(0.22)
Less Distributions:
Dividends from net investment income	(0.19)	(0.21)	(0.24)	(0.24)	(0.25)
Dividends in excess of net investment income	(0.02)	(0.02)	(0.01)	(0.01)	—
Return of capital	—	—	—	—	(0.06)
Total Distributions	(0.21)	(0.23)	(0.25)	(0.25)	(0.31)
Net Asset Value, End of Year	$3.39	$3.32	$3.52	$3.55	$3.17
Total Return	8.62%	0.84%	6.53%	20.64%	(6.07)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$56,664	$122,052	$228,229	$319,267	$326,688
Ratio of expenses to average net assets	2.09%	2.11%	2.03%	2.05%	2.06%
Ratio of net investment income to average net assets	5.67%	6.30%	7.03%	7.13%	7.78%
Portfolio turnover rate	99.04%	79.90%	53.38%	141.00%	117.82%

Class C
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$3.33	$3.52	$3.56	$3.17	$3.70
Income (Loss) from Investment Operations:
Net investment income	0.19	0.21	0.24	0.24	0.26
Net realized and unrealized gain (loss) on investments	0.09	(0.17)	(0.03)	0.40	(0.48)
Total from Investment Operations	0.28	0.04	0.21	0.64	(0.22)
Less Distributions:
Dividends from net investment income	(0.19)	(0.21)	(0.24)	(0.24)	(0.25)
Dividends in excess of net investment income	(0.02)	(0.02)	(0.01)	(0.01)	—
Return of capital	—	—	—	—	(0.06)
Total Distributions	(0.21)	(0.23)	(0.25)	(0.25)	(0.31)
Net Asset Value, End of Year	$3.40	$3.33	$3.52	$3.56	$3.17
Total Return	8.60%	1.13%	6.22%	20.98%	(6.08)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$26,742	$33,833	$48,012	$59,892	$52,709
Ratio of expenses to average net assets	2.09%	2.11%	2.03%	2.05%	2.06%
Ratio of net investment income to average net assets	5.67%	6.30%	7.03%	7.13%	7.78%
Portfolio turnover rate	99.04%	79.90%	53.38%	141.00%	117.82%

See footnotes on page 35.

Financial Highlights

Class D

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$3.33	$3.52	$3.56	$3.17	$3.70
Income (Loss) from Investment Operations:
Net investment income	0.19	0.21	0.24	0.24	0.26
Net realized and unrealized gain (loss) on investments	0.09	(0.17)	(0.03)	0.40	(0.48)
Total from Investment Operations	0.28	0.04	0.21	0.64	(0.22)
Less Distributions:
Dividends from net investment income	(0.19)	(0.21)	(0.24)	(0.24)	(0.25)
Dividends in excess of net investment income	(0.02)	(0.02)	(0.01)	(0.01)	—
Return of capital	—	—	—	—	(0.06)
Total Distributions	(0.21)	(0.23)	(0.25)	(0.25)	(0.31)
Net Asset Value, End of Year	$3.40	$3.33	$3.52	$3.56	$3.17

Total Return	8.60%	1.13%	6.22%	20.98%	(6.08)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$58,752	$70,959	$100,125	$128,582	$135,595
Ratio of expenses to average net assets	2.10%	2.11%	2.03%	2.05%	2.06%
Ratio of net investment income to average net assets	5.67%	6.30%	7.03%	7.13%	7.78%
Portfolio turnover rate	99.04%	79.90%	53.38%	141.00%	117.82%

See footnotes on page 35.

Financial Highlights

Class I

	Year Ended December 31,
	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$3.31	$3.51	$3.55		$3.16	$3.69
Income (Loss) from Investment Operations:
Net investment income	0.23	0.25	0.29		0.28	0.29
Net realized and unrealized gain (loss) on investments	0.10	(0.18)	(0.04)		0.40	(0.47)
Total from Investment Operations	0.33	0.07	0.25		0.68	(0.18)
Less Distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.29)		(0.28)	(0.29)
Dividends in excess of net investment income	(0.02)	(0.02)	—	ø	(0.01)	—
Return of capital	—	—	—		—	(0.06)
Total Distributions	(0.25)	(0.27)	(0.29)		(0.29)	(0.35)
Net Asset Value, End of Year	$3.39	$3.31	$3.51		$3.55	$3.16

Total Return	10.23%	2.01%	7.46%		22.38%	(5.02)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$6,879	$7,299	$6,500		$5,472	$3,085
Ratio of expenses to average net assets	0.85%	0.91%	0.85%		0.95%	0.93%
Ratio of net investment income to average net assets	6.92%	7.50%	8.21%		8.23%	8.91%
Portfolio turnover rate	99.04%	79.90%	53.38%		141.00%	117.82%
Without expense reimbursement:‡‡
Ratio of expenses to average net assets						0.98%
Ratio of net investment income to average net assets						8.86%

See footnotes on page 35.

Financial Highlights

Class R

	Year Ended December 31,			4/30/03* to 12/31/03
	2006	2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$3.31	$3.51	$3.55	$3.37
Income (Loss) from Investment Operations:
Net investment income	0.20	0.23	0.25	0.17
Net realized and unrealized gain (loss) on investments	0.10	(0.19)	(0.02)	0.19
Total from Investment Operations	0.30	0.04	0.23	0.36
Less Distributions:
Dividends from net investment income	(0.20)	(0.23)	(0.25)	(0.17)
Dividends in excess of net investment income	(0.02)	(0.01)	(0.02)	(0.01)
Total Distributions	(0.22)	(0.24)	(0.27)	(0.18)
Net Asset Value, End of Period	$3.39	$3.31	$3.51	$3.55

Total Return	9.48%	1.32%	6.76%	10.99%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,468	$689	$720	$2
Ratio of expenses to average net assets	1.59%	1.61%	1.53%	1.56%	†
Ratio of net investment income to average net assets	6.17%	6.80%	7.53%	7.64%	†
Portfolio turnover rate	99.04%	79.90%	53.38%	141.00%	‡

†	Annualized.
*	Commencement of offering of shares.
‡	Computed at the Fund level for the year ended December 31, 2003.
‡‡	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
ø	Less than + or -$0.01.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Trustees and Shareholders,

Seligman High-Yield Fund of

Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman High-Yield Fund (formerly Seligman High-Yield Bond Series), one of the funds constituting Seligman High Income Fund Series (the “Fund”) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Fund of Seligman High Income Fund Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 27, 2007

Matters Relating to the Trustees’

Consideration of the Continuance of the

Management Agreement

The trustees of Seligman High Income Fund Series, of which the Fund is a separate series, unanimously approved the continuance of the Management Agreement with the Manager in respect of the Fund at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement, the trustees requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent trustees also discussed the proposed continuance in a private session with counsel.

The trustees considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The trustees noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and trustees attributed different weights to the various factors. The trustees determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided by the Manager

The trustees considered the scope and quality of services provided by the Manager under the Management Agreement. The trustees considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. At prior meetings the trustees had also considered the Manager’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the trustees on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the trustees’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that

Matters Relating to the Trustees’

Consideration of the Continuance of the

Management Agreement

the fees charged by the Manager are excessive. The trustees also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the trustees’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent trustees concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The trustees reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The trustees reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The trustees recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the trustees considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The trustees focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The trustees also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees recognized that the Manager’s profitability would be somewhat lower without this benefit. The trustees noted that the Manager may derive reputational and other benefits from its association with the Fund. The trustees concluded that the fall-out benefits realized by the Manager from its relationship with the Fund were appropriate.

Investment Results

In addition to the information received by the trustees for the meeting, the trustees receive detailed performance information for the Funds at each regular Board meeting during the year. At the meeting, the trustees reviewed performance information for the Fund covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized one-, three-, five- and ten-year rolling periods ending September 30, 2006.

The trustees reviewed information comparing the Fund to other funds in the Lipper High Current Yield Fund Average and the Citigroup U.S. High Yield Market Index and to a group of competitor funds selected by the Manager. The trustees also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives. The trustees noted that the Fund’s results were below its benchmarks for the periods shown. The Manager noted that a new portfolio manager had been hired in 2005. The Manager also reminded the board that the Fund had also implemented new investment strategies and objective in the second half of 2005 and noted that the Fund’s performance compared to its benchmarks

Matters Relating to the Trustees’

Consideration of the Continuance of the

Management Agreement

had improved over recent periods. Taking these and other factors into consideration, the trustees concluded that they were satisfied that the Manager was addressing their concerns and retained confidence in the Manager’s capabilities to manage the Fund.

Management Fees and Other Expenses

The trustees considered the management fee rate paid by the Fund to the Manager. The trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Manager noted that an unregistered investment company, with investment objectives similar to those of the Fund, whose shares are sold primarily outside the United States, is a client of the Manager. The fee rate charged to that company is higher than that charged to the Fund.

The trustees also compared the Fund’s management fee rate to the rate paid by a subset of funds, with assets more clearly comparable to those of the Fund, in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was comparable to, though slightly higher than, the average and the median for the funds in the peer group.

The trustees also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the trustees noted that it has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the trustees believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The trustees noted that the Fund’s expense ratio was considerably higher than the median and the average for its peer group. The Manager explained that the Fund’s relatively high expenses were attributable in part to costs of services provided by SDC and that the Fund was small relative to the funds in its peer group and that this adversely affected the Fund’s expense ratio. The trustees concluded that the Fund’s expense ratio was acceptable in the Fund’s particular circumstances.

Economies of Scale

The trustees noted that the management fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels, although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year. The trustees recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The trustees do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The trustees also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Trustees and Officers

Information pertaining to the Trustees and Officers of Seligman High-Yield Fund is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (77)[1,3] •Trustee: 1995 to Date •Oversees 61 Portfolios in Fund Complex	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

John F. Maher (63) [1,3] •Trustee: December 2006 to Date** •Oversees 57 Portfolios in Fund Complex	Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., and Seligman Quality Municipal Fund, Inc.).

Frank A. McPherson (73)[2,3] •Trustee: 1995 to Date •Oversees 61 Portfolios in Fund Complex	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] •Trustee: 1984 to Date •Oversees 61 Portfolios in Fund Complex	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

See footnotes on page 43.

Trustees and Officers

Independent Trustees (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Leroy C. Richie (65)[1,3] •Trustee: 2000 to Date •Oversees 60 Portfolios in Fund Complex	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (74)[2,3] •Trustee: 1984 to Date •Oversees 61 Portfolios in Fund Complex	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] •Trustee: 1993 to Date •Oversees 61 Portfolios in Fund Complex	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 43.

Trustees and Officers

Interested Trustees and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris* (68) •Trustee and Chairman of the Board: 1988 to Date •Oversees 61 Portfolios in Fund Complex	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino* (54) •Trustee: 1993 to Date •President: 1995 to Date •Chief Executive Officer: 2002 to Date •Oversees 60 Portfolios in Fund Complex	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (55) •Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.

Paul A. Langlois (38) •Vice President and Co-Portfolio Manager: March 2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President of Seligman High Income Fund Series and Co-Portfolio Manager of its High-Yield Fund. Formerly, Analyst, Triton Partners.

J. Eric Misenheimer (44) •Vice President and Portfolio Manager: 2005 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Formerly, Senior Vice President, Director of Taxable High Yield Fixed Income Investing, Northern Trust Global Investments.

Henry P. Rose (50) •Vice President and Co-Portfolio Manager: March 2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President of Seligman High Income Fund Series and Co-Portfolio Manager of its High-Yield Fund. Formerly, Senior Credit Analyst, Northern Trust Global Investments.

See footnotes on page 43.

Trustees and Officers

Interested Trustees and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (49) •Vice President: 2000 to Date	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (50) •Vice President: 1992 to Date •Treasurer: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp.

Frank J. Nasta (42) •Secretary: 1994 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the trustees and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Trustees.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

**	Mr. Maher was appointed to the Board on December 18, 2006.

Member:	1 Audit Committee

2 Trustee Nominating Committee

3 Board Operations Committee

Required Federal Income Tax Information (unaudited)

Dividends paid for the year ended December 31, 2006, other than qualified dividend income, are subject to federal income tax as “ordinary income.” In order to claim the dividends received deduction for these distributions, corporate shareholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date. Under the Internal Revenue Code, the dividends paid to corporate shareholders that qualify for the dividends received deduction were as follows:

Dividends Received Deduction Percent
Class A	1.29
Class B	1.30
Class C	1.41
Class D	1.41
Class I	1.21
Class R	1.48

For the year ended December 31, 2006, the Fund designates the following as qualified dividends to individual shareholders:

Qualified Dividends Percent
Class A	1.12
Class B	1.13
Class C	1.22
Class D	1.22
Class I	1.05
Class R	1.28

In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman High-Yield Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

TXHY2 12/06

Seligman

U.S. Government

Securities Fund

Annual Report

December 31, 2006

Seeking High Current Income by Investing in US Government Securities

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

To The Shareholders

Your annual shareholder report for Seligman U.S. Government Securities Fund follows this letter. The report contains an interview with your portfolio manager, investment results, a portfolio of investments, and the Fund’s financial statements.

For the year ended December 31, 2006, Seligman U.S. Government Securities Fund delivered a total return of 2.3% based on the net asset value of Class A shares. For the same period, the Lipper General US Government Funds Average returned 2.8%, the Lehman Brothers Government Bond Index returned 3.5%, and the Blended Index (described in the interview with your portfolio manager) returned 4.4%.

Thank you for your continued support of Seligman U.S. Government Securities Fund. We look forward to providing you with the investment experience, insight, and solutions you need to help you seek your financial goals for many more years to come.

By order of the Board of Trustees,

William C. Morris

Chairman

Brian T. Zino

President

February 27, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP

Shareholder Service Agent

Seligman Data Corp.

100 Park Avenue

New York, NY 10017

Mail Inquiries To:

P.O. Box 9759

Providence, RI 02940-9759

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Important Telephone Numbers

(800)  221-2450   Shareholder Services

(800)  445-1777   Retirement Plan Services

(212)  682-7600   Outside the United States

(800)  622-4597   24-Hour Automated Telephone Access Service

1

Interview With Your Portfolio Manager

Francis L. Mustaro

Q:	How did Seligman U.S. Government Securities Fund perform for the year ended December 31, 2006?

A:	For the year ended December 31, 2006, Seligman U.S. Government Securities Fund delivered a total return, based on the net asset value of Class A shares, of 2.3%. The Fund’s peers, represented by the Lipper General US Government Funds Average, returned 2.8% for the year and the Lehman Brothers Government Bond Index (the Lehman Index) returned 3.5%.

In addition to the Lehman Index, the Fund is using a blended index, created by the Fund’s Manager, J. & W. Seligman & Co. Incorporated. The Blended Index consists of a 50% equal weighting in the Lehman Index and the Lehman Brothers Fixed-Rate Mortgage Backed Securities Index. The Manager believes the Blended Index better represents the securities in which the Fund expects to invest. The Blended Index returned 4.4% for the year.

Q:	What market conditions and events materially affected the Fund’s performance during the year?

A:	The US Federal Reserve Board continued its campaign of monetary tightening through the first half of 2006 in an effort to contain inflation and maintain price stability, through targeted increases in the federal funds rate, the rate banks charge each other on overnight loans. This influential short-term rate increased incrementally from 4.25% at the beginning of the year to 5.25% at the end of June. Signaling to investors that is was comfortable with the level of inflation and economic growth, the Fed halted its two-year tightening campaign at the August meeting of the Federal Open Market Committee and left the fed funds rate unchanged at each subsequent meeting in 2006.

Fixed income in 2006 was driven by the search for higher yield with returns skewed toward lower quality securities, a challenging environment for the Fund as it participates in the highest-quality government securities segment of the market. The range of interest rates was very narrow and various sector yield spreads to Treasuries were at record tight levels. Longer-term rates typically move higher as short-term rates move up. In 2005, we witnessed an atypical response to increasing short-term rates as longer-term rates remained relatively unchanged and the longest end of the yield curve (30-year bonds) actually moved lower, resulting in an inverted yield curve. This characterization continued in 2006 as short-term bonds continued to yield more than longer-term bonds. We saw this

A Team Approach

Seligman U.S. Government Securities Fund is managed by the Seligman Investment Grade Team, led by Francis L. Mustaro. Mr. Mustaro is assisted by Paul Pertusi and Sau Lin Wu (trader). The Team seeks to identify debt securities issued or guaranteed by the US government, its agencies or instrumentalities, or a government-sponsored enterprise in order to seek a high level of current income consistent with prudent investment risk.

2

Interview With Your Portfolio Manager

Francis L. Mustaro

trend begin to dissipate in the second half of 2006, and while the curve at year-end remained inverted, it was less so than earlier in the year.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the year?

A:	Overall, we have decreased the portfolio’s duration to fall in line with that of the new benchmark, the Blended Index, which should result in less volatility of principal from changes in interest rates and in higher opportunity for yield. We extended the duration from time to time, however, when opportunities presented themselves, such as when the 10-Year US Treasury Bond rate reached between 5.00-5.20% during the summer, though for 2006, the portfolio’s duration was shorter than in 2005.

We increased the Fund’s exposure to mortgages as we saw excess returns surpass those of Treasuries by a considerable amount, comparable to those of corporate bonds. We restructured the portfolio to more heavily emphasize Ginnie Mae, Fannie Mae, and Freddie Mac securities. The ability to pursue opportunities in agency securities such as Fannie Mae and Freddie Mac to a larger degree than allowed previously benefited Fund performance in 2006. With the exception of Ginnie Mae, we decreased the Fund’s weighting in agencies because spreads were narrow. Until we see spreads widen, and while opportunities presented by various types of mortgages continue to abound, the Fund will likely remain underweight in agencies.

We also introduced the use of TIPS, or Treasury inflation-protected securities, to add some diversification to the portfolio. TIPS are special types of Treasury notes whose principal automatically increases at the same rate of the consumer price index (CPI). TIPS began to look attractive as the implied inflation rates, the differences between the yields on TIPS and yields on the comparable nominal Treasuries, appeared to somewhat understate expected inflation.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

3

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman U.S. Government Securities Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge; and Class D shares, without the 1% CDSC, with $10,000 investments made in the Lehman Brothers Government Bond Index and the Blended Index for the 10-year period ended December 31, 2006. The performance of Class B, Class C and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table. The performance of Class B, Class C, and Class R shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Lehman Brothers Government Bond Index and the Blended Index exclude the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

4

Performance and Portfolio Overview

Investment Results

Total Returns

For Periods Ended December 31, 2006

		Average Annual
	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 1/1/97		Class C Since Inception 5/27/99	Class R Since Inception 4/30/03
Class A
With Sales Charge	(1.03)%	(2.48)%	1.81%	3.98%	n/a		n/a	n/a
Without Sales Charge	3.86	2.33	2.82	4.48	n/a		n/a	n/a
Class B
With CDSC†	(1.37)	(3.21)	1.71	n/a	n/a		n/a	n/a
Without CDSC	3.63	1.73	2.08	n/a	3.69	%‡	n/a	n/a
Class C
With Sales Charge and CDSC††	1.68	(0.16)	1.90	n/a	n/a		3.18%	n/a
Without Sales Charge and CDSC	3.74	1.84	2.10	n/a	n/a		3.32	n/a
Class D
With 1% CDSC	2.60	0.72	n/a	n/a	n/a		n/a	n/a
Without CDSC	3.60	1.70	2.07	3.69	n/a		n/a	n/a
Class R
With 1% CDSC	2.88	1.22	n/a	n/a	n/a		n/a	n/a
Without CDSC	3.88	2.21	n/a	n/a	n/a		n/a	0.74%
Benchmarks**
Lehman Brothers Government Bond Index	4.41	3.48	4.64	6.01	6.01	#	5.68	2.84
Blended Index	4.85	4.35	4.75	6.09	6.09	#	5.63	3.36
Lipper General US Government Funds Average	4.46	2.76	3.95	5.18	5.13	##	4.78	2.26

See footnotes on page 6.

5

Performance and Portfolio Overview

Investment Results

Net Asset Value Per Share				Dividends Per Share and Yield Information
				For Periods Ended December 31, 2006
	12/31/06	6/30/06	12/31/05	Dividends Paidø	SEC 30-Day Yieldsøø
Class A	$6.80	$6.67	$6.89	$0.245	3.77%
Class B	6.82	6.68	6.90	0.196	3.21
Class C	6.82	6.68	6.90	0.204	3.17
Class D	6.82	6.68	6.90	0.194	3.20
Class R	6.81	6.67	6.89	0.228	3.70

Durationøøø 4.05 years

*	Returns for periods of less than one year are not annualized.
**	The Lehman Brothers Government Bond Index (the “Lehman Index”), the Blended Index, and the Lipper General US Government Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of dividends and exclude the effect of taxes and sales charges. The Lehman Index and the Blended Index also exclude the effect of fees. The Lipper Average includes funds that invest at least 65% of their assets in US government and government agency issues. The Lehman Index is a benchmark index made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and 20+ Year Treasury Index. The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s manager (the “Manager”). The Blended Index consists of a fifty percent equal weighting in the Lehman Index and the Lehman Brothers Fixed-Rate Mortgage Backed Securities Index (the “Lehman MBS Index”), which covers the fixed-rate agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). In the Manager’s view, the Blended Index better represents the securities in which the Fund expects to invest since Fund shareholders approved amendments to the Fund’s principal investment strategies in October 2005. The Fund’s holdings, however, may not be evenly weighted among the securities covered by the Lehman Index and Lehman MBS Index, and the weighting of the Fund’s holdings may vary significantly among such securities. The Fund is actively managed and its holdings are subject to change. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% if you sell your shares within one year of purchase, and 2% for the five-year period.
††	The CDSC is 1% if you sell your shares within 18 months of purchase.
‡	Returns from inception for Class B shares reflect automatic conversion to Class A shares approximately eight years after inception date.
ø	Represents per share amount paid or declared for the year ended December 31, 2006.
øø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2006, has been computed in accordance with SEC regulations and will vary.
øøø	Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to present time.
#	From December 31, 1996.
##	From January 2, 1997.

Composition of Net Assets

	Percent of Net Assets
	12/31/06	12/31/05
US Treasury Securities	21.4	27.4
Other US Full Faith and Credit Obligations	15.0	45.5
US Government Agency Obligations	59.2	15.1
Short-Term Holdings and Other Assets Less Liabilities	4.4	12.0
Total	100.0	100.0

6

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2006 and held for the entire six-month period ended December 31, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/06	Annualized Expense Ratio*	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06
Class A	$1,000.00	1.40%	$1,038.60	$7.32	$1,018.16	$7.11
Class B	1,000.00	2.14	1,036.30	11.16	1,014.43	10.86
Class C	1,000.00	2.14	1,037.40	11.19	1,014.41	10.87
Class D	1,000.00	2.15	1,036.00	11.23	1,014.38	10.91
Class R	1,000.00	1.65	1,038.80	8.66	1,016.87	8.40

*	Expenses of Class B, Class C, Class D and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2006 to December 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

7

Portfolio of Investments

December 31, 2006

	Principal Amount	Value
US Full Faith and Credit Obligations 36.4%
US Treasury Notes:
4.375%, 1/31/2008	$1,000,000	$993,711
4.75%, 11/15/2008	1,000,000	999,024
4.25%, 11/15/2014	2,000,000	1,940,782
2%, 1/15/2016	264,400	255,373
2.5%, 7/15/2016	289,832	292,119
4.875%, 8/15/2016	1,000,000	1,012,266
US Treasury Bonds:
8.875%, 2/15/2019	850,000	1,162,508
8.125%, 8/15/2021	2,710,000	3,617,638
5.375%, 2/15/2031	2,720,000	2,914,439
4.5%, 2/15/2036	443,000	421,404
Ginnie Mae:
4%, 12/16/2028*	1,069,585	1,055,675
5%, 5/20/2029	500,000	495,169
5.5%, 10/15/2035	2,028,857	2,020,225
6%, 6/15/2036*	656,431	665,789
6%, 8/15/2036*	1,335,991	1,355,036
TBA 5.5%, 1/2007	1,500,000	1,492,968
US Trade Funding 4.26%, 11/15/2014	1,471,437	1,434,792
Small Business Administration 5.199%, 8/1/2012*	1,037,818	1,040,860

Total US Full Faith and Credit Obligations (Cost $23,192,550)		23,169,778
US Government Agency Obligations 59.2%
Fannie Mae:
TBA 5.5%, 1/2007	3,500,000	3,459,533
5.5%, 2/22/2011	1,100,000	1,100,097
5.5%, 5/25/2014*	975,833	975,415
4.5%, 12/1/2020*	1,339,841	1,294,521
5%, 6/25/2025	2,000,000	1,909,759
5.5%, 10/1/2035	1,406,616	1,390,990
5.5%, 10/1/2035*	261,759	258,851
5.5%, 2/1/2036	2,818,258	2,786,950
5.351%, 4/1/2036*#	975,015	974,673
6.08%, 4/1/2036*#	1,559,085	1,593,713
6%, 6/1/2036	3,273,904	3,297,093
6.133%, 7/1/2036*#	2,256,990	2,290,908
5.994%, 8/1/2036*#	986,791	995,734
6.125%, 8/1/2036*#	994,696	1,006,508
6%, 9/1/2036*	1,484,089	1,494,601
7%, 6/1/2036*	309,349	317,631
7%, 7/1/2036*	601,141	617,234

See footnotes on page 9.

8

Portfolio of Investments

December 31, 2006

	Principal Amount	Value
Freddie Mac:
6%, 11/1/2010*	$126,234	$128,482
5.5%, 10/1/2018*	1,875,565	1,878,524
5.5%, 9/1/2036	1,558,926	1,542,038
6.135%, 12/1/2036*#	1,977,939	1,998,920
Freddie Mac Gold:
TBA 5%, 1/2007	4,435,000	4,279,775
TBA 6%, 1/2007	2,000,000	2,015,000

Total US Government Agency Obligations (Cost $37,593,656)		37,606,950

Short-Term Holdings 18.5%
US Treasury Notes 3.5%, 5/31/2007	3,470,000	3,449,805
Freddie Mac Discount Notes 5.15%, 1/26/2007	7,000,000	6,974,965

Repurchase Agreement 2.1%
State Street Bank 4.35%, dated 12/29/2006 maturing 1/2/2007 in the amount of $1,313,635, collateralized by: $1,350,000 US Treasury Bonds 4.5%, 2/15/2016, with a fair market value of $1,355,062 (Cost $1,313,000)	1,313,000	1,313,000

Total Short-Term Holdings (Cost $11,735,315)		11,737,770

Total Investments (Cost $72,521,521) 114.1%		72,514,498

Other Assets Less Liabilities (14.1)%		(8,942,239)

Net Assets 100.0%		$63,572,259

*	Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
#	Floating rate security, the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at December 31, 2006.

TBA – To be announced.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value:
US Full Faith and Credit Obligations (cost $23,192,550)	$23,169,778
US Government Agency Obligations (cost $37,593,656)	37,606,950
Short-Term Holdings (cost $11,735,315)	11,737,770
Total investments (cost $72,521,521)	72,514,498
Cash (including restricted cash of $10,000)	10,538
Receivable for securities sold	4,060,774
Interest receivable	496,596
Receivable for shares of Beneficial Interest sold	329,461
Expenses prepaid to shareholder service agent	6,247
Other	3,306
Total Assets	77,421,420

Liabilities:
Payable for securities purchased	13,359,751
Payable for shares of Beneficial Interest repurchased	307,239
Dividends payable	81,964
Distribution and service fees (12b-1) payable	28,166
Management fee payable	27,351
Accrued expenses and other	44,690
Total Liabilities	13,849,161
Net Assets	$63,572,259

Composition of Net Assets:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 9,336,025 shares outstanding):
Class A	$5,978
Class B	1,117
Class C	614
Class D	1,480
Class R	147
Additional paid-in capital	73,222,275
Dividends in excess of net investment income (Note 6)	(12,657)
Accumulated net realized loss (Note 6)	(9,639,672)
Net unrealized depreciation of investments	(7,023)
Net Assets	$63,572,259

Net Asset Value Per Share:
Class A ($40,675,880 ÷ 5,977,595 shares)	$6.80
Class B ($7,618,768 ÷ 1,117,156 shares)	$6.82
Class C ($4,184,542 ÷ 613,773 shares)	$6.82
Class D ($10,090,781 ÷ 1,480,295 shares)	$6.82
Class R ($1,002,288 ÷ 147,206 shares)	$6.81

See Notes to Financial Statements.

10

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Interest	$3,384,857

Expenses:
Distribution and service (12b-1) fees	367,598
Management fee	340,058
Shareholder account services	295,594
Registration	80,201
Auditing and legal fees	29,641
Shareholder reports and communications	22,822
Custody and related services	10,186
Trustees’ fees and expenses	6,157
Miscellaneous	10,262
Total Expenses	1,162,519
Net Investment Income	2,222,338

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(1,724,726)
Net change in unrealized depreciation of investments	739,246
Net Loss on Investments	(985,480)
Increase in Net Assets from Operations	$1,236,858

See Notes to Financial Statements.

11

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment income	$2,222,338	$2,204,789
Net realized loss on investments	(1,724,726)	(1,906,850)
Net change in unrealized depreciation of investments	739,246	(620,914)
Increase (Decrease) in Net Assets from Operations	1,236,858	(322,975)

Distribution to Shareholders:
Net investment income:
Class A	(1,457,958)	(1,344,739)
Class B	(280,300)	(411,033)
Class C	(144,245)	(173,942)
Class D	(307,511)	(259,896)
Class R	(27,892)	(15,179)
Total	(2,217,906)	(2,204,789)
Dividends in excess of net investment income:
Class A	—	(60,461)
Class B	—	(18,480)
Class C	—	(7,821)
Class D	—	(11,685)
Class R	—	(682)
Total	—	(99,129)
Decrease in Net Assets from Distributions	(2,217,906)	(2,303,918)

Transactions in Shares of Beneficial Interest:
Net proceeds from sales of shares	8,537,742	6,556,901
Investment of dividends	1,810,099	1,856,046
Exchanged from associated funds	4,577,838	8,252,031
Total	14,925,679	16,664,978
Cost of shares repurchased	(23,507,778)	(26,820,217)
Exchanged into associated funds	(2,931,358)	(4,509,051)
Total	(26,439,136)	(31,329,268)
Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(11,513,457)	(14,664,290)
Decrease in Net Assets	(12,494,505)	(17,291,183)

Net Assets:
Beginning of year	76,066,764	93,357,947
End of Year (net of dividends in excess of net investment income of $12,657 and $20,968, respectively)	$63,572,259	$76,066,764

See Notes to Financial Statements.

12

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman U.S. Government Securities Fund (the “Fund”) is a series of Seligman High Income Fund Series (the “Series”). The Fund offers the following five classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but in the event of a plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in US Government and Government agency obligations are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

13

Notes to Financial Statements

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of portfolio securities for financial reporting purposes.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Securities Purchased and Sold on a TBA Basis — The Fund may purchase or sell securities (typically mortgage-backed securities) on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above.

f.	Mortgage Dollar Rolls — The Fund may enter into mortgage dollar roll transactions using TBAs in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a sale and purchase transaction, with any gain or loss recognized at the time of each sale. The Fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

g.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2006, distribution and service (12b-1) fees were the only class-specific expenses.

h.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

i.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets.

For the year ended December 31, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $1,724 from sales of Class A and Class C shares. Commissions of $6,562 and $561 were also paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter

14

Notes to Financial Statements

into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2006, fees incurred under the Plan aggregated $101,682, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares amounted to $100,880, $51,451, $109,406, and $4,179, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2006, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $9,394.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2006, such charges amounted to $3,322. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $295,594 for shareholder account services in accordance with a methodology approved by the Fund’s trustees.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2006, the Series’ potential obligation under the Guaranties is $112,300. As of December 31, 2006, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $13,092 was paid to the participating

15

Notes to Financial Statements

trustee in January 2006. As of December 31, 2006, no trustees were participating in the deferred compensation arrangement.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2006, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2006, amounted to $227,875,782 and $233,096,127, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2006, the cost of investments for federal income tax purposes was $72,658,947. The tax basis cost was greater than the cost for financial reporting purposes due to the deferral of losses on wash sales of $124,769 and the amortization of premium for financial reporting purposes of $12,657.

At December 31, 2006, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$122,317
Gross unrealized depreciation of portfolio securities	(266,766)
Net unrealized depreciation of portfolio securities	(144,449)
Capital loss carryforwards	(9,511,328)
Timing difference (post-October losses)	(3,575)
Total accumulated losses	$(9,803,801)

The tax characterization of distributions paid was as follows:

	Year Ended December 31,
	2006	2005
Ordinary income	$2,217,906	$2,303,918

At December 31, 2006, the Fund had net capital loss carryforwards for federal income tax purposes of $9,511,328, which are available for offset against future taxable net capital gains, with $1,359,544 expiring in 2007, $1,438,163 expiring in 2008, $2,770,254 expiring in 2012, $1,912,635 expiring in 2013, and $2,030,732 expiring in 2014. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There can be no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire.

In addition, from November 1, 2006 through December 31, 2006, the Fund incurred $3,575 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them

16

Notes to Financial Statements

as arising in the fiscal year ended December 31, 2007. These losses will be available to offset future taxable net gains.

7.	Transactions in Shares of Beneficial Interest — The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Year Ended December 31,
	2006		2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	829,205	$5,626,573	530,185	$3,714,259
Investment of dividends	173,438	1,173,460	163,095	1,141,291
Exchanged from associated funds	317,767	2,159,661	482,285	3,399,966
Converted from Class B*	346,675	2,344,995	421,692	2,946,104
Total	1,667,085	11,304,689	1,597,257	11,201,620
Cost of shares repurchased	(1,912,212)	(12,955,116)	(1,619,668)	(11,326,920)
Exchanged into associated funds	(224,586)	(1,524,151)	(227,908)	(1,596,807)
Total	(2,136,798)	(14,479,267)	(1,847,576)	(12,923,727)
Decrease	(469,713)	$(3,174,578)	(250,319)	$(1,722,107)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	46,485	$315,866	52,791	$371,163
Investment of dividends	31,043	210,405	44,726	314,250
Exchanged from associated funds	174,836	1,185,809	192,927	1,361,640
Total	252,364	1,712,080	290,444	2,047,053
Cost of shares repurchased	(740,034)	(5,023,745)	(1,041,809)	(7,308,634)
Exchanged into associated funds	(75,849)	(514,462)	(180,902)	(1,272,425)
Converted to Class A*	(345,743)	(2,343,737)	(420,643)	(2,945,051)
Total	(1,161,626)	(7,881,944)	(1,643,354)	(11,526,110)
Decrease	(909,262)	$(6,169,864)	(1,352,910)	$(9,479,057)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	29,074	$197,032	50,051	$351,708
Investment of dividends	16,801	113,857	20,416	143,296
Exchanged from associated funds	22,594	153,314	47,950	337,224
Total	68,469	464,203	118,417	832,228
Cost of shares repurchased	(303,663)	(2,064,426)	(567,254)	(3,975,791)
Exchanged into associated funds	(22,852)	(156,295)	(52,016)	(365,742)
Total	(326,515)	(2,220,721)	(619,270)	(4,341,533)
Decrease	(258,046)	$(1,756,518)	(500,853)	$(3,509,305)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	286,887	$1,948,945	231,056	$1,620,794
Investment of dividends	42,074	285,013	34,465	241,695
Exchanged from associated funds	156,212	1,070,839	443,991	3,134,838
Total	485,173	3,304,797	709,512	4,997,327
Cost of shares repurchased	(489,538)	(3,321,339)	(559,158)	(3,928,976)
Exchanged into associated funds	(108,395)	(734,924)	(181,942)	(1,273,955)
Total	(597,933)	(4,056,263)	(741,100)	(5,202,931)
Decrease	(112,760)	$(751,466)	(31,588)	$(205,604)

See footnote on page 18.

17

Notes to Financial Statements

	Year Ended December 31,
	2006		2005
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	66,071	$448,068	71,115	$497,924
Investment of dividends	4,044	27,364	2,220	15,514
Exchanged from associated funds	1,191	8,215	2,586	18,363
Total	71,306	483,647	75,921	531,801
Cost of shares repurchased	(21,263)	(143,152)	(40,388)	(279,896)
Exchanged into associated funds	(224)	(1,526)	(17)	(122)
Total	(21,487)	(144,678)	(40,405)	(280,018)
Increase	49,819	$338,969	35,516	$251,783

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.
8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman U.S. Government Securities Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of

18

Notes to Financial Statements

such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Fund will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

19

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$6.89	$7.10	$7.23	$7.39	$6.97
Income (Loss) from Investment Operations:
Net investment income	0.24	0.20	0.19	0.18	0.26
Net realized and unrealized gain (loss) on investments	(0.09)	(0.20)	(0.11)	(0.14)	0.45
Total from Investment Operations	0.15	—	0.08	0.04	0.71
Less Distributions:
Dividends from net investment income	(0.24)	(0.20)	(0.19)	(0.18)	(0.26)
Dividends in excess of net investment income	—	(0.01)	(0.02)	(0.02)	(0.03)
Total Distributions	(0.24)	(0.21)	(0.21)	(0.20)	(0.29)
Net Asset Value, End of Year	$6.80	$6.89	$7.10	$7.23	$7.39

Total Return	2.33%	—%	1.09%	0.55%	10.45%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$40,676	$44,402	$47,553	$59,660	$80,556
Ratio of expenses to average net assets	1.42%	1.50%	1.31%	1.27%	1.24%
Ratio of net investment income to average net assets	3.55%	2.90%	2.66%	2.38%	3.68%
Portfolio turnover rate	347.09%	286.60%	133.02%	250.49%	184.24%

See footnotes on page 24.

20

Financial Highlights

CLASS B

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$6.90	$7.12	$7.25	$7.40	$6.98
Income (Loss) from Investment Operations:
Net investment income	0.19	0.15	0.14	0.12	0.21
Net realized and unrealized gain (loss) on investments	(0.08)	(0.21)	(0.11)	(0.13)	0.45
Total from Investment Operations	0.11	(0.06)	0.03	(0.01)	0.66
Less Distributions:
Dividends from net investment income	(0.19)	(0.15)	(0.14)	(0.12)	(0.21)
Dividends in excess of net investment income	—	(0.01)	(0.02)	(0.02)	(0.03)
Total Distributions	(0.19)	(0.16)	(0.16)	(0.14)	(0.24)
Net Asset Value, End of Year	$6.82	$6.90	$7.12	$7.25	$7.40

Total Return	1.73%	(0.88)%	0.34%	(0.08)%	9.63%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$7,619	$13,986	$24,045	$40,659	$66,563
Ratio of expenses to average net assets	2.17%	2.26%	2.06%	2.03%	1.99%
Ratio of net investment income to average net assets	2.80%	2.14%	1.91%	1.62%	2.93%
Portfolio turnover rate	347.09%	286.60%	133.02%	250.49%	184.24%

See footnotes on page 24.

21

Financial Highlights

CLASS C

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$6.90	$7.11	$7.25	$7.40	$6.98
Income (Loss) from Investment Operations:
Net investment income	0.19	0.15	0.14	0.12	0.21
Net realized and unrealized gain (loss) on investments	(0.08)	(0.20)	(0.12)	(0.13)	0.45
Total from Investment Operations	0.11	(0.05)	0.02	(0.01)	0.66
Less Distributions:
Dividends from net investment income	(0.19)	(0.15)	(0.14)	(0.12)	(0.21)
Dividends in excess of net investment income	—	(0.01)	(0.02)	(0.02)	(0.03)
Total Distributions	(0.19)	(0.16)	(0.16)	(0.14)	(0.24)
Net Asset Value, End of Year	$6.82	$6.90	$7.11	$7.25	$7.40

Total Return	1.84%	(0.74)%	0.20%	(0.08)%	9.63%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,185	$6,016	$9,764	$18,739	$25,488
Ratio of expenses to average net assets	2.17%	2.26%	2.06%	2.03%	1.99%
Ratio of net investment income to average net assets	2.80%	2.14%	1.91%	1.62%	2.93%
Portfolio turnover rate	347.09%	286.60%	133.02%	250.49%	184.24%

See footnotes on page 24.

22

Financial Highlights

CLASS D

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$6.90	$7.11	$7.24	$7.40	$6.98
Income (Loss) from Investment Operations:
Net investment income	0.19	0.15	0.14	0.12	0.21
Net realized and unrealized gain (loss) on investments	(0.08)	(0.20)	(0.11)	(0.14)	0.45
Total from Investment Operations	0.11	(0.05)	0.03	(0.02)	0.66
Less Distributions:
Dividends from net investment income	(0.19)	(0.15)	(0.14)	(0.12)	(0.21)
Dividends in excess of net investment income	—	(0.01)	(0.02)	(0.02)	(0.03)
Total Distributions	(0.19)	(0.16)	(0.16)	(0.14)	(0.24)
Net Asset Value, End of Year	$6.82	$6.90	$7.11	$7.24	$7.40

Total Return	1.70%	(0.74)%	0.34%	(0.22)%	9.63%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$10,091	$10,992	$11,556	$14,789	$23,768
Ratio of expenses to average net assets	2.17%	2.26%	2.06%	2.03%	1.99%
Ratio of net investment income to average net assets	2.80%	2.14%	1.91%	1.62%	2.93%
Portfolio turnover rate	347.09%	286.60%	133.02%	250.49%	184.24%

See footnotes on page 24.

23

Financial Highlights

CLASS R

	Year Ended December 31,			4/30/03* to 12/31/03
	2006	2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$6.89	$7.10	$7.23	$7.36
Income (Loss) from Investment Operations:
Net investment income	0.22	0.18	0.17	0.10
Net realized and unrealized loss on investments	(0.08)	(0.20)	(0.11)	(0.10)
Total from Investment Operations	0.14	(0.02)	0.06	—
Less Distributions
Dividends from net investment income	(0.22)	(0.18)	(0.17)	(0.10)
Dividends in excess of net investment income	—	(0.01)	(0.02)	(0.03)
Total Distributions	(0.22)	(0.19)	(0.19)	(0.13)
Net Asset Value, End of Period	$6.81	$6.89	$7.10	$7.23

Total Return	2.21%	(0.25)%	0.82%	(0.05)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,002	$671	$440	$2
Ratio of expenses to average net assets	1.67%	1.76%	1.56%	1.57%	†
Ratio of net investment income to average net assets	3.30%	2.64%	2.41%	2.01%	†
Portfolio turnover rate	347.09%	286.60%	133.02%	250.49%	††

*	Commencement of offering of shares.
†	Annualized.
††	Computed at the Fund level for the year ended December 31, 2003.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Trustees and Shareholders,

Seligman U.S. Government Securities Fund of

Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities of Seligman U.S. Government Securities Fund, one of the funds constituting Seligman High Income Fund Series (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Fund of Seligman High Income Fund Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 27, 2007

25

Matters Relating to the Trustees’

Consideration of the Continuance of the

Management Agreement

The trustees of Seligman High Income Fund Series, of which the Fund is a separate series, unanimously approved the continuance of the Management Agreement with the Manager in respect of the Fund at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement, the trustees requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent trustees also discussed the proposed continuance in a private session with counsel.

The trustees considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The trustees noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and trustees attributed different weights to the various factors. The trustees determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided by the Manager

The trustees considered the scope and quality of services provided by the Manager under the Management Agreement. The trustees considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. At prior meetings the trustees had also considered the Manager’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the trustees on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the trustees’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that

26

Matters Relating to the Trustees’

Consideration of the Continuance of the

Management Agreement

the fees charged by the Manager are excessive. The trustees also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the trustees’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent trustees concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The trustees reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The trustees reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The trustees recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the trustees considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The trustees focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The trustees also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees recognized that the Manager’s profitability would be somewhat lower without this benefit. The trustees noted that the Manager may derive reputational and other benefits from its association with the Fund. The trustees concluded that the fall-out benefits realized by the Manager from its relationship with the Fund were appropriate.

Investment Results

In addition to the information received by the trustees for the meeting, the trustees receive detailed performance information for the Funds at each regular Board meeting during the year. At the meeting, the trustees reviewed performance information for the Fund covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized one-, three-, five- and ten-year rolling periods ending September 30, 2006.

The trustees reviewed information comparing the Fund to the other funds in the Lipper General U.S. Government Funds Average, the Lehman Brothers U.S. Government Bond Index and to a group of competitor funds selected by the Manager. The trustees also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives. The trustees noted that the Fund’s results were below its benchmarks for the five-year period, but, while still below its benchmarks, had shown some improvement in the first nine months of 2006. The Manager reminded the board that a new portfolio manager had been hired in 2006. Taking these and other factors into consideration, the trustees

27

Matters Relating to the Trustees’

Consideration of the Continuance of the

Management Agreement

concluded that they were satisfied that the Manager was addressing their concerns and retained confidence in the Manager’s capabilities to manage the Fund.

Management Fees and Other Expenses

The trustees considered the management fee rate paid by the Fund to the Manager. The trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The trustees also considered the fees the Manager charges other clients with investment objectives similar to those of the Fund.

The Manager manages accounts for institutional clients with investment objectives similar to those of the Fund. The fee rates payable by the Manager’s institutional clients are lower than the management fee rate paid by the Fund. The Manager reviewed with the trustees the significantly greater scope of the services it provides the Fund relative to institutional clients. The Manager also noted that since open-end funds, such as the Fund, are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. The trustees acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

The trustees also compared the Fund’s management fee rate to the rate paid by a subset of funds, with assets more clearly comparable to those of the Fund, in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was lower than the average and the median for the funds in the peer group.

The trustees also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the trustees noted that it has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the trustees believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The trustees also noted that the Fund’s expense ratio was the highest in the peer group and was considerably higher than the median and the average for the peer group. The Manager noted that costs were somewhat high for the Fund as a result of the Fund’s small size, a large number of small shareholder accounts and high volume of purchase and redemption activity. The trustees concluded that the Fund’s expense ratio was acceptable in light of the high quality of service that the Fund receives and the other factors considered.

Economies of Scale

The trustees noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The trustees recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The trustees do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The trustees also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable.

28

Trustees and Officers

Information pertaining to the Trustees and Officers of Seligman U.S. Government Securities Fund is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (77)[1,3] •Trustee: 1995 to Date •Oversees 61 Portfolios in Fund Complex	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

John F. Maher (63) [1,3] •Trustee: December 2006 to Date** •Oversees 57 Portfolios in Fund Complex	Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., and Seligman Quality Municipal Fund, Inc.).

Frank A. McPherson (73)[2,3] •Trustee: 1995 to Date •Oversees 61 Portfolios in Fund Complex	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] •Trustee: 1984 to Date •Oversees 61 Portfolios in Fund Complex	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

See footnotes on page 32.

29

Trustees and Officers

Independent Trustees (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Leroy C. Richie (65)[1,3] •Trustee: 2000 to Date •Oversees 60 Portfolios in Fund Complex	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (74)[2,3] •Trustee: 1984 to Date •Oversees 61 Portfolios in Fund Complex	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] •Trustee: 1993 to Date •Oversees 61 Portfolios in Fund Complex	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 32.

30

Trustees and Officers

Interested Trustees and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris* (68) •Trustee and Chairman of the Board: 1988 to Date •Oversees 61 Portfolios in Fund Complex	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino* (54) •Trustee: 1993 to Date •President: 1995 to Date •Chief Executive Officer: 2002 to Date •Oversees 60 Portfolios in Fund Complex	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (55) •Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.

Francis L. Mustaro (56) •Vice President and Portfolio Manager: April 2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc.; Vice President and Co-Portfolio Manager of Seligman Core Fixed Income Fund, Inc.; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio. Formerly, Director and Managing Director, Citigroup Asset Management, and Senior Portfolio Manager, Core Fixed Income Group, Citigroup Asset Management.

Thomas G. Rose (49) •Vice President: 2000 to Date	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

See footnotes on page 32.

31

Trustees and Officers

Interested Trustees and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (50) •Vice President: 1992 to Date •Treasurer: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp.

Frank J. Nasta (42) •Secretary: 1994 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the trustees and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Trustees.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

**	Mr. Maher was appointed to the Board on December 18, 2006.

Member:	1 Audit Committee

2 Trustee Nominating Committee

3 Board Operations Committee

32

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended December 31 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

33

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman U.S. Government Securities Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

TXUSG2 12/06

ITEM 2.	CODE OF ETHICS.

As of December 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$81,360	$77,480
Audit-Related Fees	—	—
Tax Fees	5,000	4,700
All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$141,710	$124,560
Tax Fees	11,955	8,000
All Other Fees	—	—

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent (ii) testing of the registrant’s shareholder service agent’s conversion to a new recording-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $158,665 and $137,260, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN HIGH INCOME FUND SERIES

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2007

By:	/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 9, 2007

SELIGMAN HIGH INCOME FUND SERIES

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.